Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group



Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act




I, Julian Sluyters, certify that:


1. I have reviewed this report, filed on behalf of Scudder Municipal Bond Fund, Scudder Short Duration Fund, Scudder International Select Equity Fund, Scudder European Equity Fund, Scudder Emerging Markets Debt Fund, Scudder Fixed Income Fund, Scudder Short-Term Municipal Bond Fund, Scudder High Income Plus Fund, a series of Scudder MG Investment Trust, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





June 29, 2004                              /s/Julian Sluyters

                                           Julian Sluyters
                                           Chief Executive Officer
                                           Scudder Municipal Bond Fund,
                                           Scudder Short Duration Fund,
                                           Scudder International Select
                                           Equity Fund, Scudder European
                                           Equity Fund, Scudder Emerging
                                           Markets Debt Fund, Scudder
                                           Fixed Income Fund, Scudder
                                           Short-Term Municipal Bond
                                           Fund, Scudder High Income Plus
                                           Fund, a series of Scudder MG
                                           Investment Trust

                                                Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group






Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act




I, Charles A. Rizzo, certify that:


1. I have reviewed this report, filed on behalf of Scudder Municipal Bond Fund, Scudder Short Duration Fund, Scudder International Select Equity Fund, Scudder European Equity Fund, Scudder Emerging Markets Debt Fund, Scudder Fixed Income Fund, Scudder Short-Term Municipal Bond Fund, Scudder High Income Plus Fund, a series of Scudder MG Investment Trust, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





June 29, 2004                                  /s/Charles A. Rizzo

                                               Charles A. Rizzo
                                               Chief Financial Officer
                                               Scudder Municipal Bond Fund,
                                               Scudder Short Duration Fund,
                                               Scudder International Select
                                               Equity Fund, Scudder European
                                               Equity Fund, Scudder Emerging
                                               Markets Debt Fund, Scudder
                                               Fixed Income Fund, Scudder
                                               Short-Term Municipal Bond
                                               Fund, Scudder High Income Plus
                                               Fund, a series of Scudder MG
                                               Investment Trust